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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 7, 2005

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                            SCOTTISH RE GROUP LIMITED
             (Exact name of registrant as specified in its charter)

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       Cayman Islands                   001-16855                98-0362785
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                     Identification No.)


                P.O. Box HM 2939
 Crown House, Third Floor, 4 Par-la-Ville Road
                 Hamilton HM12
                    Bermuda                                          N/A
    (Address of Principal Executive Offices)                     (Zip Code)

                                 (441) 295-4451
               Registrant's telephone number, including area code

                                       N/A
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

         Scottish Re Group Limited (the "Company") announced on February 7, 2005 that it has named Hugh T. McCormick, 60, its Executive Vice President of Corporate Development, effective as of February 1, 2005 (the "Commencement Date"). Mr. McCormick's employment agreement (the "Employment Agreement") is for a three year term from the Commencement Date and is automatically renewable for successive one-year terms, subject to earlier termination with at least 90 days prior written notice to the other party. Pursuant to the Employment Agreement, Mr. McCormick was paid a $200,000 signing bonus on execution of such agreement, and will receive a minimum annual base salary of $500,000 and a minimum incentive bonus of $300,000 for the years 2005 and 2006. In addition, Mr. McCormick has been granted options to purchase 50,000 ordinary shares of the Company, and may receive up to 50,000 restricted shares of the Company, subject to the terms and conditions of the Company's 2004 Equity Incentive Compensation Plan and the achievement of certain targets.

         Prior to joining the Company, Mr. McCormick was a senior partner at LeBoeuf, Lamb, Greene & MacRae L.L.P., where he advised domestic and foreign insurance and reinsurance companies on tax, regulatory and corporate matters. LeBoeuf, Lamb, Greene & MacRae has served as the Company's outside counsel since 1999. Additional information regarding Mr. McCormick's business experience is set forth in the press release which is filed as Exhibit 99.1 hereto.


         The Employment Agreement described above will be filed as an exhibit to the Form 10-K for the fiscal year ended December 31, 2004.


Item 9.01. Financial Statements and Exhibits.


(c) Exhibits.


99.1     Press Release issued by Scottish Re Group Limited on February 7, 2005.



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                                    SIGNATURE



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                SCOTTISH RE GROUP LIMITED


                                By: /s/ Paul Goldean
                                   --------------------------------------------
                                   Paul Goldean
                                   Executive Vice President and General Counsel



Dated:  February 11, 2005




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                                INDEX TO EXHIBITS

Number   Description
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99.1     Press Release issued by Scottish Re Group Limited on February 7, 2005.








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